                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Gaston Federal Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          GASTON FEDERAL BANCORP, INC.
                              245 WEST MAIN AVENUE
                                  P.O. BOX 2249
                       GASTONIA, NORTH CAROLINA 28053-2249
                                 (704) 868-5200

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On February 17, 2000

         Notice is hereby given that the Annual Meeting of Stockholders ("Annual Meeting") of Gaston Federal Bancorp, Inc. (the "Company") will be held at the Gaston County Public Library at 1555 East Garrison Boulevard, Gastonia, North Carolina 28054-5175, on February 17, 2000, at 10:30 a.m., Eastern Standard Time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.       Election of two (2) Directors to the Board of Directors;

         2. The ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as auditors for the Company for the fiscal year ending September 30, 2000; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 27, 1999, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                             By Order of the Board of Directors




Gastonia, North Carolina                     Paul L. Teem, Jr.
January 13, 2000                             Secretary


--------------------------------------------------------------------------------
  IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
     FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                          GASTON FEDERAL BANCORP, INC.
                              245 WEST MAIN AVENUE
                                  P.O. BOX 2249
                       GASTONIA, NORTH CAROLINA 28053-2249
                                 (704) 868-5200


                         ANNUAL MEETING OF STOCKHOLDERS
                                February 17, 2000

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Gaston Federal Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Gaston County Public Library at 1555 East Garrison Boulevard, Gastonia, North Carolina 28054-5175, on February 17, 2000, at 10:30 a.m., Eastern Standard Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 13, 2000.


--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------


         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. WHERE NO INSTRUCTIONS ARE INDICATED, VALIDLY EXECUTED PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------


         Holders of record of the Company's common stock, par value $1.00 per share (the "Common Stock") as of the close of business on December 27, 1999 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 4,297,434 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes present at the Annual Meeting in person or by proxy is required for approval and ratification of Cherry, Bekaert & Holland, L.L.P. as the Company's auditors for the fiscal year ended September 30, 2000. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present, but will not affect the vote on Proposal II.

         Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such beneficial ownership. The following table sets forth, as of December 27, 1999, the shares of Common Stock beneficially owned by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.

                                               AMOUNT OF SHARES
                                               OWNED AND NATURE              PERCENT OF SHARES
        NAME AND ADDRESS OF                     OF BENEFICIAL                 OF COMMON STOCK
       BENEFICIAL OWNERS(1)                      OWNERSHIP(2)                   OUTSTANDING
       --------------------                    ----------------              -----------------
Gaston Federal Holdings, MHC                      2,383,145                        55.46%
245 West Main Avenue
P.O. Box 2249
Gastonia, North Carolina 28053-2249

Gaston Federal Holdings, MHC                      2,693,828                        62.68%
  and all Directors and Executive Officers
  as a Group (12 persons)

---------------------
(1) The business address of all named persons is 245 West Main Avenue, P.O. Box 2249, Gastonia, North Carolina 28053-2249. Certain of the Company's executive officers and directors are also executive officers and directors of Gaston Federal Holdings, MHC (the "Mutual Holding Company").
(2) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.


--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


         The Company's Board of Directors is currently composed of nine members. The Company's bylaws have been amended to reduce the number of Directors to eight effective February 17, 2000. The Company's bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Two Directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as Directors, Senator David W. Hoyle and Ben R. Rudisill, II.

         The table below sets forth certain information, as of December 27, 1999, regarding members of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

                                                                                           SHARES
                          POSITION(S) HELD WITH                DIRECTOR      CURRENT     BENEFICIALLY   PERCENT OF
         NAME                  THE COMPANY           AGE       SINCE(1)    TERM EXPIRES     OWNED         CLASS
----------------------   ----------------------  -----------  -----------  ------------ -----------  --------------

                                                        NOMINEES

Senator David W. Hoyle           Chairman            60          1975          2000        59,107(2)       1.38%
Ben R. Rudisill, II           Vice Chairman          56          1977          2000        30,905(2)         *


                                                  OTHER BOARD MEMBERS

William H. Keith                Director             71          1991          2001        18,000(2)         *
Eugene R. Matthews, II          Director             43          1998          2001        22,432(2)         *
Kim S. Price            President, Chief Executive   44          1997          2001        25,333(3)         *
                          Officer and Director
Martha B. Beal                  Director             68          1993          2002        38,752(2)         *
James J. Fuller                 Director             56          1972          2002        17,872(2)         *
Charles D. Massey               Director             62          1971          2002        29,000(2)         *
Robert W. Williams, Sr.         Director             72          1975          2000        31,968(2)         *


                                          EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Gary F. Hoskins    Senior Vice President, Treasurer  36           N/A          N/A         13,137(4)         *
                     and Chief Financial Officer

Paul L. Teem, Jr.   Executive Vice President, Chief  51           N/A          N/A         24,151(5)         *
                   Operations Officer and Secretary

Michael R. Maguire    Senior Vice President and      42           N/A          N/A             26            *
                        Chief Credit Officer

---------------------
*        Less than 1%
(1) Reflects initial appointment to the Board of Directors of Gaston Federal Bank or its predecessors.
(2) Includes 7,000 shares underlying options awarded pursuant to the Bank's 1999 Stock Option Plan (the "Stock Option Plan").
(3) Includes 6,539 shares underlying options awarded pursuant to the Stock Option Plan, which have or will be vested within 60 days of December 27, 1999.
(4) Includes 2,284 shares underlying options awarded pursuant to the Stock Option Plan, which have or will be vested within 60 days of December 27, 1999.
(5) Includes 3,042 shares underlying options awarded pursuant to the Stock Option Plan, which have or will be vested within 60 days of December 27, 1999.

DIRECTORS

         The business experience for the past five years for each of the Company's directors and executive officers is as follows:

         Martha B. Beal was the Vice President, Secretary and Financial Officer of Chelsea House, Inc., a manufacturer of decorative arts, accessories and furniture, from 1973 until her retirement in 1998.

         James J. Fuller is the President of Mount Holly Furniture Company, Inc., and has served in that position since 1972.

         Charles D. Massey is the Director of Information Services of The Massey Company, Inc., a wholesale industrial distributor, and has served in various positions with The Massey Company, Inc. since 1957.

         Senator David W. Hoyle is a North Carolina State Senator and has served in that position since 1993. Prior to that, Senator Hoyle was a self-employed real estate developer and investor.

         Ben R. Rudisill, II is the President of Rudisill Enterprises, Inc., a wholesale beverage distributor, and has served in that position since 1976.

         Robert W. Williams, Sr. served as President and Chief Executive Officer of Gaston Federal Bank (the "Bank"), formerly Gaston Federal Savings and Loan Association, from 1975 to August 1997 and served as Vice Chairman of the Board of Directors from August 1997 to March 31, 1998, when he retired from the Bank.

         William H. Keith is retired and was a Senior Vice President and Area Executive for First Union National Bank of North Carolina from 1959 to 1988.

         Eugene R. Matthews, II is a Senior Vice President of Belk, Inc., a department store chain, and has served in that position since 1980.

          Kim S. Price is the President and Chief Executive Officer of the Bank and has served in that position since August 1997. From 1991 to 1997 Mr. Price served as Vice President for Loan Production for First National Bank of Shelby.

         Gary F. Hoskins has served as Senior Vice President, Treasurer and Chief Financial Officer of the Bank since August 1997. Prior to that Mr. Hoskins served as a Senior Vice President, Secretary, Treasurer and Chief Financial Officer of Cherryville Federal Savings and Loan Association from 1995 to 1997. From 1986 to 1995, Mr. Hoskins served as a Thrift Examiner for the Office of Thrift Supervision.

         Paul L. Teem, Jr. has served as Executive Vice President, Secretary and Chief Operations Officer of the Bank since 1983.

         Michael R. Maguire has served as Senior Vice President and Chief Credit Officer of the Bank since May 1999. Prior to that Mr. Maguire served as a Vice President and in various executive capacities in the commercial banking functions of First Union National Bank of North Carolina from 1984 to May 1999.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees consist of the Executive and Audit Committees. The full Board of Directors acts as Nominating Committee for the Company. During the fiscal year ended September 30, 1999, the Board of Directors of the Company met at four regular meetings. No member of the Board or any committee thereof attended less than 75% of said meetings.

         The Executive Committee consists of Directors Hoyle (who serves as Chairman), Rudisill, Keith, Williams and Price. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee met 12 times during the fiscal year ended September 30, 1999.

         The Audit Committee consists of Directors Massey (who serves as Chairman), Rudisill, Williams and Beal. The Audit Committee examines and approves the audit report prepared by the independent auditors of the Bank, reviews and recommends the independent auditors to be engaged by the Company, reviews the internal accounting controls of the Company, and reviews and approves internal audit policies and procedures. The Audit Committee met twice during the fiscal year ended September 30, 1999.

EMPLOYMENT AGREEMENT

         The Bank has entered into an employment agreement with its President and Chief Executive Officer, Kim S. Price, which provides for a term of 36 months. On each anniversary date, the agreement may be extended for an additional 12 months, so that the remaining term shall be 36 months. If the agreement is not renewed, the agreement will expire 36 months following the anniversary date. At October 1, 1999, the Base Salary for Mr. Price was $130,008. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in stock benefit plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than for cause, or in the event of the executive's resignation from the Bank upon (i) failure to re-elect the executive to his current offices,
(ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment by more than 30 miles, (iii) liquidation or dissolution of the Bank, or (iv) a breach of the agreement by the Bank, the executive, or in the event of death, his beneficiary would be entitled to severance pay in an amount equal to three times the annual rate of Base Salary (which includes any salary deferred at the election of Mr. Price) at the time of termination, plus the highest annual cash bonus paid to him during the prior three years. The Bank would also continue the executive's life, health, dental and disability coverage for the remaining unexpired term of the agreement. In the event the payments to the executive would include an "excess parachute payment" as defined by Internal Revenue Code of 1986, as amended,
Section 280G (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

         The executive's employment may be terminated upon his attainment of normal retirement age (i.e., age 65) or in accordance with any retirement policy established by the Bank (with Mr. Price's consent with respect to him). Upon Mr. Price's retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay the executive his Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay his Base Salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year.

         The employment agreement provides that, following termination of employment, the executive will not compete with the Bank for a period of one year, provided, however, that in the event of a termination in connection with a change in control within the meaning of Home Owners' Loan Act, as amended, and the rules and regulations thereunder, the noncompete provisions will not apply.

COMPENSATION OF DIRECTORS

         Fees. During the fiscal year ended September 30, 1999, nonemployee Directors of the Bank received a retainer fee of $12,000 ($15,600 for the Chairman), plus a fee of $300 per Board meeting attended, $400 per meeting for attendance at Executive Committee meetings and $300 per meeting for all other committee meetings.

         Deferred Compensation and Income Continuation Agreement. In May 1986 the Bank entered into nonqualified deferred compensation agreements ("DCA") for the benefit of certain Directors at that time, including Directors Hoyle, Williams, Rudisill, Fuller and Massey. The DCAs provide each director with the opportunity to defer up to $20,000 of their usual compensation into the DCA. In the event of a director's termination of employment, amounts credited to his account under the DCA will be paid to him in 120 equal monthly installments beginning not later than the sixth month following the end of the Bank's year in which the director reaches age 70. In the event of death, amounts under the DCA will be paid to the director's designated beneficiaries. The DCA is an unfunded plan for tax purposes and for purposes of ERISA. All obligations arising under the DCA are payable from the general assets of the Bank. In October 1998, Mr. Williams received the first of what will be 120 monthly payments of $1,026 under the DCA.

         Supplemental Executive Retirement Plan. In February 1992 the Bank entered into nonqualified supplemental retirement agreements ("SRA") for certain Directors at that time, including Directors Keith, Williams, Massey, Hoyle,

Fuller and Rudisill. The Bank intends to enter into SRAs for directors Beal, Matthews and Price. The SRAs provide for an annual benefit that ranges from $1,275 to $15,600. Monthly benefits are provided for designated beneficiaries of directors who die before or after age 70. Amounts not paid to the director, beneficiaries or spouse are paid to the estate of the director in a lump sum. Benefits under the SRA are forfeited if the director's service is terminated for cause. The SRA is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SRA are payable from the general assets of the Bank. In January 1998, Mr. Williams received the first of what will be 180 monthly payments of $298 under the SRA. In July 1998, Mr. Keith received the first of what will be 180 monthly payments of $106 under the SRA.

         Stock Benefit Plans. During the fiscal year ended September 30, 1999, the Bank adopted, and the Company's stockholders approved, the Gaston Federal Bank 1999 Stock Option Plan (the "Stock Option Plan"). Pursuant to the Stock Option Plan, options to purchase 7,000 shares were granted to non-employee directors, including Directors Hoyle, Rudisill, Williams, Keith, Matthews, Beal, Fuller and Massey, at an exercise price of $12.00 per share, the fair market value of the underlying shares on the date of the award. The term of the options is ten years from the date of grant, and the shares subject to awards will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company. The awards included an equal number of reload options ("Reload Options"), limited stock appreciation rights ("Limited Rights") and dividend equivalent rights ("Dividend Equivalent Rights"). A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. The Limited Rights are subject to the same terms and conditions as the stock options. Payment upon exercise of a Limited Rights will be in cash, or in the event of a change in control in which pooling accounting treatment is a condition to the transaction, for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The Dividend Equivalent Rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined as any dividend where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. The Reload Options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload Options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a Reload Option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the Reload Option may be exercised expires at the same time as that of the original option that the holder has exercised.

         During the fiscal year ended September 30 1999, the Bank adopted, and the Company's stockholders approved, the Gaston Federal Bank 1999 Recognition and Retention Plan (the "Recognition Plan"). Pursuant to the Recognition Plan 8,000 shares of stock were awarded to each non-employee director, including Directors Hoyle, Rudisill, Williams, Keith, Matthews, Beal, Fuller and Massey.

EXECUTIVE COMPENSATION

         The following table sets forth for the year ended September 30, 1999, certain information as to the total remuneration paid to the Chief Executive Officer of the Company. No other executive officer earned over $100,000 in salary and bonuses during fiscal 1999.

                                 ANNUAL COMPENSATION                              LONG-TERM COMPENSATION
                          --------------------------------   ---------------------------------------------------------------
                                                                       AWARDS                        PAYOUTS
                                                             -------------------------   -----------------------------------
                                                                OTHER
                            YEAR                                ANNUAL      RESTRICTED    OPTIONS/               ALL OTHER
       NAME AND             ENDED                            COMPENSATION     STOCK         SARS       LTIP     COMPENSATION
  PRINCIPAL POSITION       9/30(1)   SALARY(2)    BONUS(3)        (4)          AWARDS       (#)      PAYOUTS       (5)
----------------------    --------  -----------  ----------  ------------   ----------   ----------  -------    ------------

Kim S. Price               1999      $ 120,000    $ 25,000         --       $120,000(6)   32,699(7)    --          $ 7,581
President, Chief Executive 1998      $ 107,664    $ 25,000         --           --          --         --          $ 1,786
   Officer and Director

-------------------------
(Footnotes on following page)

(1) In accordance with the rules on executive officer and director compensation disclosure adopted by the SEC, summary compensation information is excluded for the fiscal year ended September 30, 1997, as the Company was not a public company during such period.
(2) Includes compensation deferred at the election of executives pursuant to the 401(k) plan of the Bank.
(3) Includes bonuses deferred at the election of executives pursuant to the 401(k) plan of the Bank.
(4) The Bank provides certain members of senior management with certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each officer. The value of such benefits is not included in this table.
(5) Includes employer contributions to the Bank's 401(k) Plan on behalf of Mr. Price.
(6) Includes 10,000 shares of Common Stock awarded pursuant to the Recognition Plan, which shares vested on April 19, 1999. The value is based on the last sale price of the Common Stock on the day prior to the award.
(7) Includes options awarded pursuant to the Stock Option Plan, which options vest in five equal annual installments commencing on April 19, 1999. The award included an equal number of Reload Options, Limited Rights and Dividend Equivalent Rights, the terms of which are described in "--Compensation of Directors--Stock Benefit Plans" and "Stock Option Plan."

DEFINED BENEFIT PENSION PLAN

         The Bank maintains the Financial Institutions Retirement Fund, which is a qualified, tax-exempt defined benefit plan ("Retirement Plan"). All employees age 20 or older who have worked at the Bank for a period of five months are eligible for membership in the Plan for vesting purposes; however, only employees that have been credited with 1,000 or more hours of service with the Bank during the year are eligible to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         The regular form of all retirement benefits (normal, early or disability) is guaranteed for the life of the retiree, but not less than 120 monthly installments. An optional form of benefit may be selected. These optional forms include various annuity forms as well as a lump sum payment after age 55. Benefits payable upon death may be made in a lump sum, installments over 10 years, or a lifetime annuity. For a married participant, the normal form of benefit is a joint and survivor annuity where, upon the participant's death, the participant's spouse is entitled to receive a benefit equal to 50% of that paid during the participant's lifetime.

         The normal retirement benefit payable at age 65 with 25 years of service is an amount equal to 45% of a participant's average compensation based on the average of the five years providing the highest average. A reduced benefit is payable upon retirement at age 65 with less than 25 years of service and at or after completion of five years of service.

         The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 1999, expressed in the form of a single life annuity for the average salary and benefit service classifications specified below.

      Highest Five-Year                      Years of Service and Benefit Payable at Retirement(1)
           Average                ------------------------------------------------------------------------------
        Compensation                 15            20            25            30            35            40
        ------------              --------      --------      --------      --------     ---------     ---------
           $50,000                 $13,500       $18,000      $22,500       $22,500       $22,500       $22,500
           $75,000                 $20,300       $27,000      $33,800       $33,800       $33,800       $33,800
          $100,000                 $27,000       $36,000      $45,000       $45,000       $45,000       $45,000
          $125,000                 $33,800       $45,000      $56,300       $56,300       $56,300       $56,300
          $150,000                 $40,500       $54,000      $67,500       $67,500       $67,500       $67,500

----------------------------
(1) No additional credit is received for years of service in excess of 25, however, increases in compensation after 25 years will generally cause an increase in benefits.

         As of September 30, 1999, Mr. Price had two years of credited service (i.e., benefit service), under the plan.

STOCK OPTION PLAN

         The Board of Directors of the Company has established a stock option plan which provides discretionary awards to its officers and key employees. The grant of awards to employees under the stock option plan was determined by the Board of Directors. Set forth in the table that follows is information relating to options granted under the stock option plan to the Named Executive Officer during 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                               Individual Grants


                                     Percent of Total
                                     Options Granted
                                     to Employees in      Exercise or      Expiration     Grant Date Present
Name                Options Granted      FY 1999           Base Price         Date              Value (1)
----                ---------------  ----------------     -----------      ----------     ------------------
Kim S. Price (2)         32,699            22.7%             $12.00        04/19/2009          $139,625

---------------------
(1) The grant date present value was derived using the Black-Scholes option pricing model with the following assumptions: volatility of 30%; risk free rate of return of 5.25%; dividend yield of 1.62%; and a seven year option life.
(2) The exercise price of the options is equal to the fair market value of the underlying shares on the date of the award. The award included an equal number of Reload Options, Limited Rights and Dividend Equivalent Rights, the terms of which are as described above in "--Compensation of Directors--Stock Benefit Plans."


         Set forth below is certain information concerning options outstanding to the Named Executive Officer at September 30, 1999, and the options exercised by the Named Executive Officer during 1999.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                               Number of Unexercised        Value of Unexercised
                                                                     Options at            In-The-Money Options at
                                                                      Year-End                  Year-End (1)
                                                              -------------------------   -------------------------
                             Shares Acquired       Value      Exercisable/Unexercisable   Exercisable/Unexercisable
           Name               Upon Exercise       Realized              (#)                          ($)
           ----              ---------------      --------    -------------------------   -------------------------
Kim S. Price                       --                $--           6,539 / 26,160             $3,267 / $13,080

-------------------------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on September 30, 1999, at which date the last trade price of the Common Stock as quoted on the Nasdaq National Market was $12.50.

OWNERSHIP REPORTS BY OFFICERS AND DIRECTORS

         The Common Stock of the Company is registered with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. All of the Company's officers and directors filed these reports on a timely basis.

Transactions With Certain Related Persons

         Federal law and regulation generally requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, recent regulations now permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Pursuant to such a program, the Bank has extended loans to Directors Hoyle, Keith, Matthews, Price, Williams, and Senior Vice President Hoskins.

         Set forth below is certain information as to loans made by the Bank to certain of its directors and executive officers, or their affiliates, whose aggregate indebtedness to the Bank exceeded $60,000 at any time since October 1, 1998. Unless otherwise indicated, all of the loans are secured loans and all loans designated as residential loans are first mortgage loans secured by the borrower's principal place of residence.

                                                                                                          Interest
                                                                                Highest      Balance       Rate
                                                                   Original     Balance         on          on
                                                         Date        Loan     During 1999   September    September
Name of Individual            Loan Type               Originated    Amount    Fiscal Year    30, 1999     30, 1999
------------------            ---------               ----------   --------   -----------   ---------    ---------
Senator David W. Hoyle     Residential (refinance)        2/98     $191,200     $185,703     $175,384       5.75%
                           Residential (second home)      5/98     $500,000     $492,672     $466,316       6.00%
                           Home equity line of credit    12/96     $100,000     $ 67,127     $ 87,043    Prime + .5%

William H. Keith           Residential                    3/96     $ 75,000     $ 60,973     $ 54,397       5.875%
                           Home equity line of credit    11/97     $ 50,000     $ 19,141     $ 14,101    Prime + .5%

Eugene R. Matthews, II     Residential                    3/94     $148,000     $140,327     $134,254       5.75%

B. Frank Matthews, II(1)   Residential                    1/98     $232,000     $228,519     $216,603       5.875%
                           Residential                    4/98     $134,400     $131,716     $124,699       5.875%

Kim S. Price               Residential                    5/98     $375,000     $375,000     $299,694       5.875%

Robert W. Williams, Sr.    Residential                    2/90     $ 94,000     $ 48,684     $ 43,675       5.75%
                           Residential (second home)      2/96     $ 65,000     $ 52,294     $ 47,296       5.75%
                           Home equity line of credit     5/96     $ 50,313     $ 44,000     $  7,050    Prime + .5%

John David Williams(2)     Residential                    1/95     $ 65,000     $ 58,640     $ 55,619       5.875%
                           Home equity line of credit     1/95     $ 11,000     $  9,070     $  7,150    Prime + .5%

Gary F. Hoskins            Residential                    6/98     $ 97,000     $ 96,268     $     --       N/A
                           Home equity line of credit     9/99     $ 30,900     $  3,463     $  3,463    Prime + .5%

---------------------
(1) Borrower is a former Director of the Bank and the father of Director Eugene
    R. Matthews, II.
(2) Borrower is an employee of the Bank and the son of Director Robert W. Williams, Sr.

         Other than as described above, all loans the principal balances of which exceeded $60,000 at any time during the fiscal year ended September 30, 1999, made by the Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.


--------------------------------------------------------------------------------
              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------


         The Board of Directors of the Company has approved the engagement of Cherry, Bekaert & Holland, L.L.P. to be the Company's auditors for the 2000 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Cherry, Bekaert & Holland, L.L.P., for the Company's fiscal year ending September 30, 2000. A representative of

Cherry, Bekaert & Holland, L.L.P., is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

         In order to ratify the selection of Cherry, Bekaert & Holland, L.L.P., as the auditors for the 2000 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Cherry, Bekaert & Holland, L.L.P., as auditors for the 2000 fiscal year.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------


         In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 245 West Main Avenue, P.O. Box 2249, Gastonia, North Carolina 28053-2249, no later than September 13, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than five days in advance of such meeting, subject to certain exceptions) by the Secretary of the Company.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------


         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------


         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO PAUL L. TEEM, JR., EXECUTIVE VICE PRESIDENT, CHIEF OPERATIONS OFFICER AND SECRETARY, 245 WEST MAIN AVENUE, P.O. BOX 2249, GASTONIA, NORTH CAROLINA 28053-2249 OR CALL (704) 868-5200.

                                              BY ORDER OF THE BOARD OF DIRECTORS




                                              Paul L. Teem, Jr.
Gastonia, North Carolina                      Secretary
January 13, 2000

                                 REVOCABLE PROXY

                          GASTON FEDERAL BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 17, 2000

         The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Gaston County Public Library at 1555 East Garrison Boulevard, Gastonia, North Carolina 28054-5175, on February 17, 2000, at 10:30 a.m. Eastern Standard Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                          FOR
                                               (except as marked to the   VOTE
                                                   contrary below)      WITHHELD

                                                          [ ]              [ ]

1. The election as Directors of all nominees listed below each to serve for a three-year term:

Senator David W. Hoyle
Ben R. Rudisill, II

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

------------------------------

------------------------------

------------------------------



                                                 FOR       AGAINST      ABSTAIN

2. The ratification of Cherry, Bekaert &         [ ]         [ ]           [ ]
   Holland, L.L.P. as the Company's independent auditors for the fiscal year ending
   September 30, 2000.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated January 13, 2000, and audited financial statements.


Dated:                                       [ ] Check Box if You Plan
      -------------------------                  to Attend Annual Meeting


-------------------------------              -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------              -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.





           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.